Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Pessah, the Chief Financial Officer (Principal Financial Officer) of MORGAN STANLEY DIRECT LENDING FUND (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

• the Form 10-Q of the Company for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

• the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2024
/s/ David Pessah
David Pessah Chief Financial Officer (Principal Financial Officer)